Exhibit 99.3
Horizon Lines, Inc. First Quarter 2008 Earnings Release April 25, 2008

Agenda First Quarter 2008 Earnings Release Introduction and Overview Chuck Raymond Chairman, President & Chief Executive Officer, Horizon Lines, Inc. Shipping Review John Keenan President & Chief Operating Officer, Horizon Lines, LLC Logistics Review Brian Taylor President & Chief Operating Officer, Horizon Logistics, LLC Financial Review Mike Avara Senior Vice President & Chief Financial Officer, Horizon Lines, Inc. Questions and Answers

Forward-Looking Statements Risks, Uncertainties, Other Factors with Respect to “Forward-Looking Statements”: Certain statements contained in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements that are not of historical fact constitute “forward-looking statements” and, accordingly, involve estimates, assumptions, judgments and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in the “forward-looking statements”. Such factors are detailed in the Horizon Lines, Inc.’s Form 10-K filed with the Securities and Exchange Commission on February 6, 2008 and Form 10-Q to be filed on April 25, 2008.

First Quarter 2008 Earnings Release Chuck Raymond Chairman, President & Chief Executive Officer Horizon Lines, Inc. Introduction and Overview

Highlights of First Quarter 2008 Business fundamentally healthy Growing volumes from key customers Volume impacted by lack of Puerto Rico recovery and Alaska’s severe winter Schedule integrity, conservation actions and surcharges temper fuel cost volatility Investment in terminals continues Logistics scores impressive wins Wal-Mart’s 2007 Jones Act Carrier of the Year for sixth time

Outlook for 2008 Puerto Rico economic recovery delayed Fuel price volatility expected to persist Pollock quota reduction impacts Alaska’s terminal service revenue Business fundamentally sound and poised for future growth Market diversification remains strength Investments provide operating leverage if economy recovers this year EDGE continues to institute efficiencies

CONVENTIONAL WISDOM Downsize personnel Reduce services Reduce vessel speeds Avoid reinvestment Divest weakness Struggle for liquidity Distance community Retreat HORIZON Invest in people Increase service levels Focus on schedule integrity Reinvest in business Address weakness Deploy liquidity Embrace community Always There. Always Delivering.

First Quarter 2008 Earnings Release John Keenan President and Chief Operating Officer Horizon Lines, LLC Shipping Review

Alaska Economic Outlook High oil prices buoy economy Job growth projected for 2oth consecutive year GSP forecast to increase 4.5% Fishing quotas reduce seafood volume Railbelt retail construction remains strong Tourism and population continue to grow Legislative special session to accelerate gas pipeline

Hawaii/Guam Economic Outlook Hawaii 2008 GSP growth forecasts trimmed to 0% 2.5% unemployment Visitor arrival growth of 1% Commercial and military construction offsetting soft residential sector Federal spending per capita is 6th highest in U.S. Guam 10-year military spending of $15B projected Increased construction and tourism growth

Puerto Rico Economic Outlook Fiscal stimulus and interest rate cuts will benefit economy Government addressing fiscal issues Charges against governor increase chance for a more pro-growth administration Continues to attract biomedical investments St. Jude Medical LifeSpan Pall Lifescience Roche Diagnostics

Volume Update Contracting southbound volumes for Puerto Rico Extreme cold in Alaska tempered otherwise solid demand environment Schedule integrity accommodated strength of Hawaii volumes Guam impacted by reduced Saipan shipments Container Volume 66,921 1.0% 66,230 2007 2008

Unit Revenue Update General and contract renewal rate increases drove revenue growth Fuel surcharges increase to mitigate rising fuel prices Rate Per Container $3,907 $3,587 8.9% 2007 2008

Vessel Performance Vessel Availability 99.6% 99.5% 100% 0.1% 80% 60% 40% 20% 0% 2007 2008 Vessel On-Time Arrival 100% 78.0% 81.0% 80% 3.0% 60% 40% 20% 0% 2007 2008 Vessel Utilization 100% 84.0% 83.0% 1.0% 80% 60% 40% 20% 0% 2007 2008 (1) Based on comparable 2008 capacity; new TP1 provided 32.4% more capacity than 2007 and a Q108 utilization of 63.0%. 14-

Equipment Modernization

Investment in container fleet continues


New Refrigerated Containers
1500
1000
500
0
300
900
1200
0
1007
0
2003
2004
2005
2006
2007
1Q08


New Dry Containers
3200
2700
2200
1700
1200
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2800
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1800
2005
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1Q08
2Q08 Plan

Maintenance cost per load improves dramatically


Refrigerated Containers
200
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0
$144
$72
Old
New
1Q08


Dry Containers
40
30
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10
0
$24
$6
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New
1Q08

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HORIZON Always There. Always Delivering.®

Awards & Recognition Wal-Mart 2007 Jones Act Carrier of the Year Lloyd’s List 2008 Award AMVER-assisted Rescue at Sea Award Horizon Lines Joins SmartWay Transport® Partnership

Horizon EDGE Update 1st Quarter 2008 Accomplishments Enhanced tactical sales planning tools Public sector segmentation roll-out completed Customer yield tool improvement rolled out Achieved greater fuel efficiencies Reduced crew overtime with onboard management controls Decreased empty inland miles Chassis requirements minimized via fleet optimization

A Coastwise Shipping Solution Value Proposition Vessel network savings Inland savings Market penetration Equipment positioning options Target Customers Deep draft hub port model Coastwise distribution to smaller ports Minimizes traffic on highways Domestic market served by truck and rail Alternative service options Next Steps Secure passage of Harbor Maintenance Tax relief Finalize discussions with international carriers Negotiate with ship-board and shore-side labor groups and port authorities

Labor Relations Update International Longshore & Warehouseman Union (ILWU) Covers 281 employees in Alaska and Hawaii ILWU members stevedore HRZ vessels on West Coast Bargaining commenced March 17th Current 6-year Contract expires July 1st International Brotherhood of Teamsters Union (Teamsters) National Master Freight Agreement ratified Working on local agreements No business interruption expected

First Quarter 2008 Earnings Release Brian Taylor President and Chief Operating Officer Horizon Logistics, LLC Logistics Review

Where Are We Today? Aero Logistics and all back office functions fully integrated Truck brokerage unit beginning to deliver results Horizon Logistics technology integration is on track Realigned Horizon Services Group sales to focus on logistics solutions

Growing Our Logistics Business Leverage our expertise to deliver added value to existing and new customers Customer demand for services complementary to our liner business Focused effort to grow in higher margin, service sensitive segments Goal: further integration into customers’ supply chain Potential for organic as well as future acquisition based growth

Acquisitions Remain Key Growth Component Acquisitions review team has been created Key criteria identified Functional Alignment Size and Scope Asset Light Engaging investment banks and key industry contacts

One Company - — Two Sales Channels Targeted Market Verticals Highly focused In-depth industry knowledge High value, quick to market Above average margin Warehousing & LTL HL Enterprise Aero Logistics Technology Liner Truck Brokerage LTL, Warehousing Higher revenue, lower margin Longer sales cycle Multiple service offerings Typically existing Liner customers Added sales and support resources Recent success in data storage sector Several solid opportunities in the pipeline Additional resources added Pacific Northwest warehouse success Multiple opportunities with existing liner customers Liner Customers Aero Leads Ship-My Web Products

Warehouse Distribution in Lexington, NC Lexington is now a key raw materials consolidation center Truck brokerage and consolidation business is growing in key lanes Technology and support resources are creating greater economies of scale GPS equipped trailers providing real time visibility Chicago, IL Boston, MA New York, NY San Francisco, CA Los Angeles, CA Lexington, NC Dallas, TX Tempe, AZ Laredo, TX Monterrey, Mexico Miami, FL Key Guadalajara, Mexico Planned Routes Mexico City, Mexico Existing Routes

Mexico Freight Services Gaining Traction Land transportation services using dedicated trailer fleet Warehousing and distribution via state of the art 60,000 sq. ft. facility Streamlined cross border process Supplier managed inventory provides real potential for growth H-LOG manages the entire process Local Local Linehaul Shipper pickup delivery Consignee (truck or air) agent agent

Logistics Results ($ in Millions) 1st Quarter Results Inter-company Third Party Total Revenue $ 43.5 $ 8.0 $ 51.5 Operating Expense 43.5 8.5 52.0 EBITDA $ — $ (0.5) $ (0.5)

First Quarter 2008 Earnings Release Mike Avara Senior Vice President & Chief Financial Officer Horizon Lines, Inc. Financial Review

Operating Revenue ($ in Millions) First Quarter $273.7 $305.9 350 300 11.8% 250 200 150 100 50 0 2007 2008

Operating Revenue Change ($ in Millions) First Quarter Revenue Change Fuel Cost Recovery $ 14.6 Rate Improvement 6.6 Aero Logistics Revenue 5.9 Hawaii Stevedores Revenue 4.2 Other / Non-Transportation Revenue 2.8 Other Horizon Logistics 0.6 Volume Variance (2.5) Total Revenue Increase $ 32.2

Operating Income ($ in Millions) First Quarter 20$ 16.5 15 29.7% $11.6 10 5 0 2007 2008

EBITDA(1) ($ in Millions) First Quarter 40$ 33.7 $27.3 19.0% 30 20 10 0 2007 2008 (1)See reconciliation of Net Income to EBITDA on page 42.

Adjusted Net Income(1) ($ in Millions) First Quarter 8 6$ 4.5 4 53.3% $2.1 2 0 2007 2008 (1)See reconciliation of Net Income to Adjusted Net Income on page 41.

Adjusted EPS(1) ($ ) First Quarter 0.15 $0.13 46.2% 0.10 $0.07 0.05 0.00 2007 2008

Free Cash Flow ($ in Millions) First Quarter First Quarter 2008 2007 EBITDA $ 27.3 $ 33.7 Stock Based Compensation 1.2 0.3 Annual Cash Incentive Plan 0.5 (10.1) Working Capital (21.6) (16.2) Vessel Payments in Excess of Accrual (17.5) (36.0) TP1 Related Costs — (3.3) Capital Expenditures, Net (3.3) (2.9) Dry-Dock Expenditures (2.5) (2.4) Aero Logistics Purchase Price Adjustment (0.2) — Income Taxes (0.1) (0.4) Interest, Net (10.4) (3.7) Free Cash Flow (26.6) (41.0) Dividends (3.3) (3.7) Share Repurchases (29.4) — Financing Costs (0.1) — Net Debt Borrowings (Payments) 56.4 (5.1) Net Cash Flow $ (3.0) $ (49.8)

2008 Financial Guidance ($ in Millions, Except EPS) Financial Guidance (1) Revenue $1,315 — $1,350 EBITDA $ 145 — $ 160 Diluted EPS $ 1.30 — $ 1.69 Free Cash Flow $ 72 — $ 87 (1)Financial guidance does not include potential impact of Puerto Rico pricing investigation, which cannot be estimated at this time.

2008 Earnings Guidance ($ in Millions) Segment Breakdown(1) Eliminations / Liner Logistics Other Consolidated Revenue $ 1,271.5 $ 237.0 $ (176.0) $ 1,332.5 EBITDA $ 148.5 $ 4.0 $ — $ 152.5 (1) Based on midpoint of guidance.

2008 Guidance Major Assumptions April February November 2008 2008 2007 ?Volume Change Alaska 2% 3% 5% Hawaii 1% 1% 2% Guam 2% 5% 8% Puerto Rico (2%) — 2% Total 0.4% 1.5% 3% ?Unit Revenue Increase, Net 1.5% 2.6% 3.0% ?Bunker Fuel Price per Ton $515 $460 $380

Financial Appendix

Income Statement Summary ($ in Millions, Except per Share Amounts) Actual Adjusted First Quarter First Quarter First Quarter First Quarter 2008 2007 2008 2007 (1) Operating Revenue $ 305.9 $ 273.7 $ 305.9 $ 273.7 Operating Expense 294.3 257.2 294.3 257.2 Operating Income 11.6 16.5 11.6 16.5 Other Expense 9.0 11.2 9.0 11.2 Pretax Income 2.6 5.3 2.6 5.3 Income Tax Expense (Benefit) 0.5 (1.8) 0.5 0.8 Net Income $ 2.1 $ 7.1 $ 2.1 $ 4.5 Earnings Per Share — Basic $ .07 $ .21 $ .07 $ .13 Earnings Per Share — Diluted $ .07 $ .21 $ .07 $ .13 Shares Outstanding — Basic 30,290,758 33,612,667 30,290,758 33,612,667 Shares Outstanding — Diluted 30,792,959 34,135,084 30,792,959 34,135,084 EBITDA $ 27.3 $ 33.7 $ 27.3 $ 33.7 Operating Ratio 96.2% 94.0% 96.2% 94.0% (1) Excludes $2.6 million tax benefit related to revaluation of deferred taxes

Adjusted Net Income Results ($ in Millions) Adjusted Net Income First First Quarter Quarter 2008 2007 Net Income $ 2.1 $ 7.1 Adjustments (a) · 2007 Tonnage Deferred Tax Revaluation Benefit — (2.6) Adjusted Net Income $ 2.1 $ 4.5 (a) These items are not anticipated to recur regularly in the ordinary course of business.

Net Income/EBITDA Reconciliation ($ in Millions) Net Income/EBITDA Reconciliation First First Quarter Quarter 2008 2007 Net Income $ 2.1 $ 7.1 Interest Expense, Net 9.0 11.2 Tax Expense (Benefit) 0.5 (1.8) Depreciation and Amortization 15.7 17.2 EBITDA $ 27.3 $ 33.7 Note: EBITDA is defined as net income plus net interest expense, income taxes, depreciation and amortization. We believe that EBITDA is a meaningful measure for investors as (i) EBITDA is a component of the measure used by our board of directors and management team to evaluate our operating performance, (ii) the senior credit facility contains covenants that require Horizon Lines Inc. to maintain certain interest expense coverage and leverage ratios, which contain EBITDA and (iii) EBITDA is a measure used by our management team to make day-to-day operating decisions.

Operating Income to EBITDA Segment Reconciliation ($ in Millions) First Quarter 2008 Eliminations / Liner Logistics Other Consolidated Operating Income $ 12.8 $ (1.2) $ — $ 11.6 Depreciation and Amortization 10.6 0.7 — 11.3 Amortization of Vessel Dry-docking 4.4 — — 4.4 EBITDA $ 27.8 $ (0.5) $ — $ 27.3

2008 Net Income to EBITDA Projection Reconciliation ($ in Millions) 2008 Financial Guidance Year Ended December 21, 2008 Net Income $ 39.7 — $ 51.7 Interest Expense, Net 32.0 Tax Expense 9.9 — 12.9 Depreciation and Amortization 63.4 EBITDA Guidance $ 145.0 — $ 160.0

2008 Operating Income to EBITDA Segment Projection Reconciliation ($ in Millions) 2008 Segment Financial Guidance(1) Eliminations / Liner Logistics Other Consolidated Operating Income $ 88.5 $ 0.6 $ — $ 89.1 Depreciation and Amortization 43.2 3.4 — 46.6 Amortization of Vessel Dry-docking 16.8 — — 16.8 EBITDA $ 148.5 $ 4.0 $ — $ 152.5 (1) At midpoint of guidance

2008 Free Cash Flow Projection ($ in Millions) EBITDA $ 145.0 — $ 160.0 Stock Based Compensation 5.8 Working Capital (10.0) — (12.8) Vessel Payments in Excess of Accrual (4.9) Bonus Accrual in Excess of Payments 5.8 — 8.6 Capital Expenditures (28.0) Proceeds from Sale of Fixed Assets 2.5 Dry-dock Expenditures (15.1) Income Taxes (1.1) Interest, Net (28.0) Free Cash Flow $ 72.0 — $ 87.0

First Quarter 2008 Earnings Release Questions & Answers